UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 10, 2023

DIAMONDHEAD HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39936	85-3460766
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

250 Park Ave, 7th Floor New York, New York	10177
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 572-6260

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value and one-fourth of one redeemable warrant	DHHCU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DHHC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DHHCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Rescheduling of Special Meeting

As previously announced, on September 10, 2022, DiamondHead Holdings Corp. (“DHHC”, the “Company”, “we” or “us”) entered into a business combination agreement (the “Business Combination Agreement”), by and among the Company, Great Southern Homes, Inc., a South Carolina corporation (“GSH”), and Hestia Merger Sub, Inc., a South Carolina corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will merge with and into GSH, with GSH surviving the merger and continuing as a wholly-owned subsidiary of the Company (the “Business Combination”).

In connection with the Business Combination, the Company filed a registration statement on Form S-4 with the United States Securities and Exchange Commission (the “SEC”), which was declared effective on February 14, 2023 and includes a proxy statement and a prospectus of DHHC (the “Definitive Proxy”). In the Definitive Proxy, the Company announced that it has established a record date (the “Record Date”) of January 26, 2023 and will hold a special meeting of stockholders (the “Special Meeting”) at 10:00 a.m. Eastern Time on March 14, 2023, to approve the Business Combination.

The Company has decided to reschedule the Special Meeting from 10:00 a.m. Eastern Time on March 14, 2023 to 10:00 a.m. Eastern Time on March 23, 2023, to allow more time for the preparation of closing logistics, and extend the redemption deadline from 5:00 p.m. Eastern Time on March 10, 2023 to 5:00 p.m. Eastern Time on March 21, 2023, two business days prior to the vote at the rescheduled Special Meeting. January 26, 2023 will remain as the Record Date for the rescheduled Special Meeting.

Any demand for redemption may be withdrawn at any time, with the Company’s consent, until the vote is taken with respect to the Business Combination. If a stockholder of the Company has delivered its shares for redemption to the Company’s transfer agent and has decided within the required timeframe not to exercise its redemption rights, it may request that the Company’s transfer agent return the shares (physically or electronically). Such requests may be made by contacting the Company’s transfer agent at:

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, New York 11210

Attn: Relationship Management

Email: HelpAST@equiniti.com

If you have already returned a validly executed proxy card, your votes will be recorded unless you submit a subsequent proxy or otherwise revoke your prior proxy prior to the Special Meeting. If your shares are held in “street name” you may revoke any prior vote or proxy by following the telephone and/or Internet voting procedures provided to you by your bank or broker until 10:00 a.m. Eastern Time on March 23, 2023.

Special Meeting Details

The Special Meeting will be held at 10:00 a.m. Eastern Time on March 23, 2023, in virtual format via live webcast at https://web.lumiagm.com/277648155. DHHC stockholders may attend, vote and examine the list of DHHC stockholders entitled to vote at the Special Meeting by visiting and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. The Special Meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting physically.

Your vote is important regardless of the number of shares you own. If you have any questions or need assistance voting your shares, please contact Morrow Sodali LLC, our proxy solicitor, toll free at (800) 662-5200 (banks and brokers call collect at (203) 658-9400).

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This Current Report on Form 8-K relates to a proposed transaction between DHHC and GSH and may be deemed to be solicitation material in respect of the proposed transactions contemplated by the Business Combination Agreement, dated as of September 10, 2022, by and among DHHC, GSH and Merger Sub. In connection with the Business Combination, DHHC filed the Definitive Proxy with the SEC, which was declared effective on February 14, 2023 and includes a proxy statement and a prospectus of DHHC. DHHC commenced mailing of the definitive proxy statement/prospectus to its stockholders on February 14, 2023. STOCKHOLDERS OF DHHC AND GSH ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY DHHC WITH THE SEC, INCLUDING THE DEFINITIVE PROXY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain all relevant documents filed or to be filed by DHHC with the SEC free of charge at the SEC’s website, http://www.sec.gov. In addition, the proxy statement/prospectus and other documents filed by DHHC with the SEC may be obtained from DHHC free of charge by directing a request to the following address: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, Stamford, Connecticut 06902, or by calling (800) 662-5200 (for individuals) or (203) 658-9400 (for banks and brokers).

PARTICIPANTS IN SOLICITATION

DHHC and GSH and their respective directors and officers may be deemed to be participants in the solicitation of proxies from DHHC’s stockholders in favor of the approval of the proposed transactions. Information about DHHC’s directors and executive officers and their ownership of DHHC’s securities is set forth in DHHC’s filings with the SEC, including the Definitive Proxy, and DHHC’s Registration Statement on Form S-1, which was declared effective by the SEC on January 25, 2021. To the extent that holdings of DHHC’s securities have changed since the amounts printed in DHHC’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transactions may be obtained by reading the Registration Statement. You may obtain free copies of these documents as described in the preceding paragraph.

This Current Report on 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

FORWARD LOOKING STATEMENTS

Certain statements, estimates, targets and projections in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between DHHC and GSH. Forward looking statements generally relate to future events or involving, or future performance of, DHHC or GSH. For example, statements regarding anticipated growth in the industry in which GSH operates and anticipated growth in demand for GSH’s products, projections of GSH’s future financial results and other metrics, the satisfaction of closing conditions to the proposed transaction between DHHC and GSH and the timing of the completion of the proposed transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive” “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DHHC and its management, and GSH and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of DHHC’s securities; (ii) the risk that the proposed transaction may not be completed by DHHC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by DHHC; (iii) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (iv) the amount of the costs, fees, expenses and other charges related to the proposed transaction; (v) the outcome of any legal proceedings that may be instituted against DHHC, GSH, the combined company or others following the announcement of the business combination agreement relating to the proposed transaction, the ancillary agreements contemplated thereby and the transactions contemplated thereby; (vi) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of DHHC or DHHC’s failure to satisfy other conditions to closing; (vii) the risk that DHHC will not be able to raise third-party financing to meet the Minimum Cash Condition (as defined in the Registration Statement) if redemptions of DHHC public shares cause the DHHC trust account to have insufficient funds (after giving effect to redemptions) to achieve the Minimum Cash Condition; (viii) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations; (ix) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (x) the risk that the proposed transaction disrupts current plans and operations of GSH or diverts management’s attention from GSH’s ongoing business; (xi) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and maintain relationships with customers and suppliers; (xii) costs related to the proposed transaction; (xiii) changes in applicable laws or regulations; (xiv) the possibility that GSH or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors such as rising interest rates or an economic downturn; (xv) GSH’s estimates of expenses and profitability; (xvi) the evolution of the markets in which GSH competes; (xvii) the ability of GSH to implement its strategic initiatives; and (xviii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DHHC’s Annual Report on Form 10-K for the year ended December 31, 2021 and other risks and uncertainties indicated in the Definitive Proxy, including those set forth under “Risk Factors” therein, and other documents filed with the SEC by DHHC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Readers are cautioned not to put undue reliance on forward-looking statements, and DHHC and GSH assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither DHHC nor GSH gives any assurance that either DHHC or GSH will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by DHHC or GSH or any other person that the events or circumstances described in such statement are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDHEAD HOLDINGS CORP.

Date: March 10, 2023	By:	/s/ David. T. Hamamoto
	Name:	David T. Hamamoto
	Title:	Co-Chief Executive Officer